SUPPLEMENT DATED MAY 1, 2017
To Prospectus dated May 1, 1987

PACER CHOICE VARIABLE LIFE
Issued Through Monumental Life Separate Account VL E

By
Transamerica Premier Life Insurance Company
(Formerly, Monumental Life Insurance Company)

 The following information hereby supplements or amends, and to the extent inconsistent replaces, certain information contained in your prospectus:

The section "Correspondence" should be replaced with the following:

All correspondence regarding the Policy should be addressed or directed to:

Transamerica Premier Life Insurance Company
4333 Edgewood Rd., N.E.
Cedar Rapids, IA 52499-0001

All inquiries should include the Policy number and the Insured's name.

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The following should be added to the Issuance of a Policy section:

Transamerica Capital Inc. ("TCI") is the principal underwriter for the Policies.

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The following paragraphs should be added to the Federal Tax Matters section in the prospectus:

We intend the Policy to qualify as a life insurance contract under the Internal Revenue Code so that the death benefit generally should not be taxable income to the beneficiary.  If your Policy is not a Modified Endowment Contract ("MEC") you will generally not be taxed on the gain in the Policy unless you take a cash withdrawal in excess of your basis in the Policy.  As well, if your Policy is not a MEC, upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the Policy will be treated as a distribution and subject to federal income tax. If your Policy is a MEC, cash withdrawals, loans, assignments, and pledges are treated when made first as taxable income to you to the extent of gain then in the policy and then as non-taxable recovery of basis.  In addition, such gains may be subject to a 10% penalty tax if received before age 59½.  Please refer to the section of this prospectus entitled "Federal Income Tax Considerations" for more details.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Changes that would cause a contract to enter a new seven-year test period include, for example, an increase in the death benefit that is not the result of a premium necessary to keep the Policy in-force. Additionally, a reduction in benefits during a seven-year test period could cause a Policy to become a MEC.  Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

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The following sentence was added under "Premiums - Additional Premiums" in the prospectus:

Note: We reserve the right to reject any form of payment.  Any unacceptable forms of payment will be returned.

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The following paragraph was added under "Legal Proceedings" in the prospectus:

The Company was the subject of inquiries and remains under audits and market conduct examinations with a focus on the handling of unreported claims and abandoned property.  The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, and administrative penalties. The Company previously implemented changes in the procedures for the identification of unreported claims and handling of escheatable property to comply with the terms of regulatory agreements and newly adopted laws and regulations. The Company does not believe that any regulatory actions or agreements that result from these audits and examinations will have a material adverse impact on our ability to meet our obligations.
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For additional information, you may contact us at our administrative and service office at 1-800-525-6205, from 8:00 a.m. – 4:30 p.m., Central Time. TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.org  or by calling 1-800-289-9999.  You also can obtain an investor brochure from the Financial Regulatory Authority ("FINRA") describing its Public Disclosure Program.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PRODUCT PROSPECTUS